Senior Secured Credit Opportunites ETF

SCHEDULE OF INVESTMENTS at January 31, 2023 (Unaudited)

	Principal Amount	Value
Corporate Bonds - 51.3%
Agriculture - 4.3%
Vector Group Ltd.
5.750%, 02/01/2029	$25,000	$21,601

Auto Parts & Equipment - 4.8%
Titan International, Inc.
7.000%, 04/30/2028	25,000	24,113

Commercial Services - 4.7%
Adtalem Global Education, Inc.
5.500%, 03/01/2028	25,000	23,341

Computers - 3.8%
Unisys Corp.
6.875%, 11/01/2027	25,000	18,973

Healthcare - Products - 10.0%
Varex Imaging Corp.
7.875%, 10/15/2027	50,000	49,798

Home Builders - 4.8%
Winnebago Industries, Inc.
6.250%, 07/15/2028	25,000	24,072

Miscellaneous Manufacturers - 4.5%
LSB Industries, Inc.
6.250%, 10/15/2028	25,000	22,227

Oil & Gas - 9.9%
Par Petroleum LLC / Par Petroleum Finance Corp.
7.750%, 12/15/2025	50,000	49,065

Retail - 4.5%
BlueLinx Holdings, Inc.
6.000%, 11/15/2029	25,000	22,195

Total Corporate Bonds
(Cost $257,663)		255,385

Short-Term Investments - 47.8%
Money Market Funds - 47.8%
First American Government Obligations Fund, Class X, 4.140% (1)	237,986	237,986
Total Short-Term Investments
(Cost $237,986)		237,986

Total Investments in Securities - 99.1%
(Cost $495,649)		493,371
Other Assets in Excess of Liabilities - 0.9%		4,651
Total Net Assets - 100.0%		$498,022

(1)	The rate shown is the annualized seven-day effective yield as of January 31, 2023.

Summary of Fair Value Exposure at January 31, 2023 (Unaudited)

The Senior Secured Credit Opportunites ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments and options written as of January 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds (1)	$–	$255,385	$–	$255,385
Short-Term Investments	237,986	–	–	237,986
Total Investments in Securities	$237,986	$255,385	$–	$493,371

(1) See Schedule of Investments for the industry breakout.